Summary Prospectus
March 1, 2018, as restated September 11, 2018
Hartford International Equity Fund*
* Effective as of the close of business on March 30, 2018, Classes A, C, I, R3, R4, and R5 of the Fund were closed to new investors. Effective as of the close of business on March 30, 2018, no purchases of these classes are allowed, other than as described in this summary prospectus.
Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HDVAX	HDVLX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVVX	HDVYX	HDVFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2018, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Investment Objective. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 88 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 162 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(3)	0.88%	0.88%	0.89%	0.77%	0.86%	0.81%	0.76%	0.65%	0.65%	0.65%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.88%	0.88%	0.89%	0.77%	0.66%	0.66%	0.66%	0.65%	0.65%	0.65%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.60%	1.60%	2.36%	1.24%	1.83%	1.53%	1.23%	1.12%	1.12%	1.12%
Fee waiver and/or expense reimbursement(5)	0.55%	0.55%	0.56%	0.49%	0.56%	0.56%	0.56%	0.57%	0.46%	0.57%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	1.05%	1.05%	1.80%	0.75%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Management fees” have been restated to reflect current fees.

(3)
"Total other expenses" for all classes, except Class T and R6, have been restated to reflect current transfer agency fees. "Total other expenses" for Class T and R6 shares are based on estimated amounts. Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

(4)
"Total annual fund operating expenses" do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Management fees" or the restated "Total other expenses."

(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.04% (Class A), 1.04% (Class T), 1.79% (Class C), 0.74% (Class I), 1.26% (Class R3), 0.96% (Class R4), 0.66% (Class R5), 0.54% (Class R6), 0.65% (Class Y) and 0.54% (Class F). This contractual arrangement will remain in effect until October 31, 2019 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$976	$1,324	$2,302
T	$354	$690	$1,048	$2,057
C	$283	$683	$1,210	$2,653
I	$77	$345	$634	$1,457
R3	$129	$521	$938	$2,102
R4	$99	$428	$781	$1,776
R5	$68	$335	$622	$1,439
R6	$56	$299	$562	$1,312
Y	$67	$310	$572	$1,322
F	$56	$299	$562	$1,312
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$651	$976	$1,324	$2,302
T	$354	$690	$1,048	$2,057
C	$183	$683	$1,210	$2,653
I	$77	$345	$634	$1,457
R3	$129	$521	$938	$2,102
R4	$99	$428	$781	$1,776
R5	$68	$335	$622	$1,439
R6	$56	$299	$562	$1,312
Y	$67	$310	$572	$1,322
F	$56	$299	$562	$1,312
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities. The Fund seeks to outperform the MSCI All Country World ex USA Index. The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may invest in companies of any market capitalization, and may trade securities actively.

The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), manages using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Each of these sleeves is managed independently of each other. Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.
Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk −To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.

Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Securities Lending Risk −The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance.  The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Reflect the Fund's performance when the Fund pursued a modified investment strategy prior to August 13, 2015.

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 23.93% (2nd quarter, 2009) Lowest -20.37% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2017, Class R6 shares had not commenced operations and performance is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2017 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (6/30/08)
Class A – Return Before Taxes	21.48%	6.98%	2.53%
– After Taxes on Distributions	20.61%	6.47%	2.25%
– After Taxes on Distributions and Sale of Fund Shares	12.91%	5.48%	2.04%
Share Classes (Return Before Taxes)
Class T	25.33%	7.65%	2.87%
Class C	26.49%	7.40%	2.39%
Class I	28.80%	8.55%	3.51%
Class R3	28.17%	7.93%	2.89%
Class R4	28.47%	8.24%	3.18%
Class R5	28.90%	8.44%	3.43%
Class R6	29.03%	8.67%	3.57%
Class Y	29.03%	8.67%	3.57%
Class F	29.00%	8.58%	3.53%
MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	27.19%	6.80%	3.09%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:
Portfolio Manager	Title	Involved with Fund Since
Kent M. Stahl, CFA(1)	Senior Managing Director and Chief Investment Strategist	2010
Gregg R. Thomas, CFA	Senior Managing Director and Associate Director, Investment Strategy and Risk	2013
(1)
Kent M. Stahl, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018. Mr. Thomas has been a portfolio manager for the Fund since 2013 and will remain a portfolio manager on the Fund. Mr. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

PURCHASE AND SALE OF FUND SHARES. Effective as of the close of business on March 30, 2018, Classes A, C, I, R3, R4, and R5 of the Fund will be closed to new investors until further notice. Effective as of the close of business on March 30, 2018, no purchases of Classes A, C, I, R3, R4, and R5 of the Fund’s shares will be allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 30, 2018 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund subject to the requirements set forth in the section entitled "Conversions" in the statutory prospectus, or through exchanges from other Hartford Funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford Funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (iv) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before March 30, 2018; (v) purchases by certain financial institutions or financial intermediary firms that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; and (vi) purchases through an approved broker-dealer by: employees of Hartford Funds Management Company, LLC and its affiliates, employees of Wellington Management, and directors of The Hartford Mutual Funds, Inc. In addition, any shareholders who receive shares of the Fund as part of a reorganization will be able to continue to purchase shares of the Fund, including through reinvestment of dividends or capital gains distributions. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8March 1, 2018, as restated September 11, 2018 MFSUM-IE_091118